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                                                                   EXHIBIT 10.13

                                 PROMISSORY NOTE
                                (MEZZANINE LOAN)

$11,500,000.00                                                New York, New York
                                                                 August 19, 2003

         FOR VALUE RECEIVED, SHG PROPERTY RESOURCES, LLC, a Delaware limited liability company and SHG INVESTMENTS, LLC, a Delaware limited liability company, jointly and severally, as maker, each having an address c/o Fountain View, Inc., 27442 Portola Parkway, Suite 200, Foothill Ranch, California 92610 (collectively, "BORROWER"), hereby unconditionally promise to pay to the order of CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, having an address at 31111 Agoura Road, Suite 220, Westlake Village, California 91361 (together with its successors and assigns, "LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Eleven Million Five Hundred Thousand Dollars ($11,500,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Mezzanine Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may hereafter be amended, restated, replaced, supplemented renewed, extended or otherwise modified from time to time, the "LOAN AGREEMENT"). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

                            ARTICLE I: PAYMENT TERMS

         Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

                      ARTICLE II: DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                          ARTICLE III: LOAN DOCUMENTS

         This Note is secured by the Pledge Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Pledge Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth

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herein. In the event of a conflict or inconsistency between the terms of this
Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

                           ARTICLE IV: SAVINGS CLAUSE

         Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender and (c) if through any contingency or event Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender.

                           ARTICLE V: NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE VI: WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals or entities comprising the partnership, and the term "BORROWER," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "BORROWER" as used herein, shall include any alternative or

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successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. If any Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the members comprising the limited liability company, and the term "BORROWER" as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and their members shall not thereby be released from any liability. Nothing in the foregoing three sentences shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, corporation or limited liability company, as applicable, which may be set forth in the Loan Agreement, the Pledge Agreement or any other Loan Document.

                             ARTICLE VII: TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                      ARTICLE VIII: INTENTIONALLY DELETED

                           ARTICLE IX: GOVERNING LAW

         This Note shall be governed in accordance with the terms and provisions of Section 10.3 of the Loan Agreement.

                               ARTICLE X: NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

                         ARTICLE XI: JOINT AND SEVERAL

         If more than one Person has executed this Note as "Borrower", the obligations of all such Persons hereunder shall be joint and several.

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         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                        SHG PROPERTY RESOURCES, LLC

                                        By: /s/ Roland G. Rapp
                                            ----------------------------------
                                        Name:  Roland G. Rapp
                                        Title: Secretary

                                        SHG INVESTMENTS, LLC

                                        By: /s/ Roland G. Rapp
                                            ------------------------------------
                                        Name:  Roland G. Rapp
                                        Title: Secretary